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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included or made a part of this Form 10-K.

                                          /s/ Arthur Andersen LLP

Boston, Massachuesetts
March 23, 2001